TEHAMA BANCORP

                             1994 STOCK OPTION PLAN

                    (As amended and effective June 30, 1997)


                                 TEHAMA BANCORP

                             1994 STOCK OPTION PLAN

                                      INDEX



ARTICLE                                                                            COMMENCING
  NO.                                   DESCRIPTION                                  ON PAGE
-------    ---------------------------------------------------------------------  ------------


1.         PURPOSE...........................................................................1

2.         ADMINISTRATION....................................................................1
           (a)  Board of Directors and Committee.............................................1
           (b)  Powers of Committee..........................................................1
           (c)  Delivery of Option Agreement.................................................2

3.         PARTICIPANTS......................................................................2

4.         THE SHARES........................................................................2

5.         GRANT, TERMS AND CONDITIONS OF OPTIONS............................................3
           (a)  Grants to Officers and Employees.............................................3
           (b)  Option Price.................................................................3
           (c)  Duration and Vesting of Options..............................................3
           (d)  Exercise of Options; Payment.................................................3
           (e)  Tax Withholding..............................................................4
           (f)  Termination of Employee or Officer Status....................................4
                (i)  Death or Disability.....................................................4
                (ii) Cause...................................................................4
                (iii)Other Reasons...........................................................5
                (iv) Transferability of Options..............................................5
                (v)  Other Terms and Conditions..............................................5
                (vi) Use of Proceeds from Exercise of Options................................5
                (vii)Rights as a Shareholder.................................................5
                (viii)Directors' Options.....................................................5
                (ix) Termination of Director Status..........................................6

6.         ADJUSTMENT OF AND CHANGES IN THE SHARES...........................................6
           (a)  Changes in Capitalization....................................................6
           (b)  Change of Control of Bancorp.................................................6
           (c)  Tender Offer.................................................................7
           (d)  No Fractional Shares.........................................................7
           (e)  Other Events.................................................................7

7.         LISTING OR QUALIFICATION OF SHARES................................................7



                                        TEHAMA BANCORP

                                    1994 STOCK OPTION PLAN

                                             INDEX
                                             -----
                                          (Continued)

ARTICLE                                                                           COMMENCING
  NO.                                   DESCRIPTION                                 ON PAGE
-------    ---------------------------------------------------------------------  ------------


8.         AMENDMENT AND TERMINATION OF THE PLAN.............................................8
           (a)  Authority of Board of Directors; Permits and Shareholder Approval............8
           (b)  Effect of Amendment or Termination...........................................8

9.         EFFECTIVENESS OF THE PLAN.........................................................8

10.        PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW COMPLIANCE;
           NOTICE OF SALE....................................................................8

11.        SEVERABILITY......................................................................8


                                 TEHAMA BANCORP

                             1994 STOCK OPTION PLAN


1.   PURPOSE.

     The purpose of this 1994 Stock Option Plan (the "Plan") of Tehama Bancorp and its present or future affiliates (hereinafter collectively referred to as "Bancorp") is to secure for Bancorp and its stockholders the benefits of the incentive inherent in the ownership of common stock ("Common Stock") of Bancorp by those key full-time employees, officers and directors of Bancorp who will share responsibility with management of Bancorp for its future growth and success. An "affiliate" of Bancorp means any bank or corporation in an unbroken chain of banks or corporations beginning or ending with Bancorp, if at the time of the granting of an option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain. The Plan was originally adopted and approved in 1994 by the Board of Directors and shareholders of Tehama Bank (the "Bank"), and adopted effective June 30, 1997, by the Board of Directors of Bancorp pursuant to section 2.5 of the Plan of Reorganization and Merger Agreement dated February 12, 1997, between the Bank, Bancorp and Tehama Merger Corporation.

2.   ADMINISTRATION.

     (a) Board of Directors and Committee. The Plan shall be administered by a committee of the Board of Directors appointed for such purposes by the Board of Directors (the "Committee") and composed of not less than two (2) disinterested directors. Once appointed, the Committee shall administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe and shall continue to serve until otherwise directed by the Board of Directors. The Committee may include the entire Board of Directors if all of its members are disinterested. A "disinterested" director is a director who has not been granted or awarded, during the period of one year prior to the time such director becomes a member of the Committee, options pursuant to this Plan or any other similar plan of Bancorp except pursuant to subarticle 5(k) of the Plan or similar provisions of such other plan providing for formula grants to directors in compliance with Rule 16b- 3(c)(ii) of the Securities and Exchange Commission, or any applicable successor rule, and applicable related rulings and interpretations.

     The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Board of Directors shall designate a Chairman and Vice-Chairman of the Committee from among the Committee members. Acts of the Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the Committee, at which a quorum of the Committee is present and acting, or (ii) reduced to and approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     (b) Powers of Committee. Bancorp shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Committee. Subject to the express terms and conditions of the Plan and the terms of any option outstanding under the Plan, the Committee shall have full power
(i) to  construe  the Plan and the terms of any option  granted  under the Plan,

(ii) to prescribe, amend and rescind rules and regulations relating to the Plan or such options, and (iii) to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to (A) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan; (B) determine to whom of the eligible persons, if any, options shall be granted under the Plan; (C) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or stock options not entitled under the Code to treatment as Incentive Stock Options ("Nonstatutory Stock Options"); (D) specify the number of shares to be covered by each option; (E) in the event a particular option is to be an Incentive Stock Option, determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgment of the Committee, so as to provide for or conform such option to any change in any law, regulation, ruling or interpretation applicable thereto; (F) determine the fair market value of Common Stock used by an optionee to pay for the exercise of options or the withholding of any tax hereunder; (G) accelerate or defer (with the consent of the optionee) the exercise date of any option, consistent with the provisions of subarticle 5(b); (H) cancel options outstanding under the Plan with the consent of the affected optionee and issue replacement options therefor; and (I) make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on all matters subject to its regulation or determination under the Plan shall be final, binding and conclusive.

     (c) Delivery of Option Agreement. At the time of the grant of an option, the Committee shall cause to be delivered to the participant a copy of the participant's stock option agreement and either a copy of the Plan or a disclosure statement that summarizes the provisions of the Plan and the stock option agreement.

3.   PARTICIPANTS.

     Participants in the Plan (hereinafter the "Participants") shall be those key, full-time salaried employees and key, full-time salaried officers of Bancorp, to whom options may be granted from time to time by the Committee. Directors shall be Participants in the Plan subject to the specific limitations provided in subarticle 5(k).

4.   THE SHARES.

     The shares of stock subject to options authorized to be granted under the Plan (hereinafter the "Shares") shall consist of 153,331 shares of Bancorp's Common Stock, or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be or have been adjusted as provided in Article 6 of the Plan. The Shares subject to the Plan shall be set aside initially out of the authorized but unissued shares of Common Stock of Bancorp not reserved for any other purpose. Shares of Common Stock subject to an option which, for any reason, terminates in whole or part unexercised as to the Shares, shall remain in the Plan, and thereto shall be added shares of Common Stock (i) delivered by an optionee in payment of any portion of the exercise price of the option or taxes due in connection with such exercise, or (ii) withheld from the Shares otherwise deliverable upon exercise of the option in payment of the exercise price or taxes due in connection with such exercise.

5.   GRANT, TERMS AND CONDITIONS OF OPTIONS.

     (a) Grants to Officers and Employees. Options may be granted at any time prior to the termination of the Plan to key, full-time, salaried officers and other key, full-time salaried employees of Bancorp who, in the judgment of the Committee, contribute to the successful conduct of Bancorp's operation through their judgment, interest, ability and special efforts; provided, however, that:
(i) an eligible officer or employee shall not participate in the granting of his or her own option; (ii) the aggregate fair market value (determined as of the date the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all stock option plans of Bancorp) shall not exceed $100,000; (iii) except in the case of termination by death or disability, as set forth in subarticle (c) below, the granted option must be exercised by the optionee no later than three (3) months after any termination of employment with Bancorp and said employment must have been continuous since the granting of the option; and
(iv) the total number of shares subject to options granted to any one optionee, at any one time, shall not exceed ten percent (10%) of the then issued and outstanding shares of Common Stock of Bancorp.

     (b) Option Price. The purchase price of each option shall be not less than one hundred percent (100%) of the fair market value of the Shares subject thereto on the date the option is granted, as such value is determined by the Committee. The fair market value of such stock shall be determined in accordance with any reasonable method of valuation, including the valuation methods described in Treasury Regulation Section 20.2031-2. If, however, an employee owns stock of Bancorp possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of Bancorp, the option price of any Incentive Stock Option granted to such optionee shall be not less than 110 percent (110%) of such fair market value at the time such option is granted.

     (c) Duration and Vesting of Options. Each option shall vest in such manner and at such time up to but not exceeding ten (10) years from the date the option is granted as the Committee shall determine in its sole discretion; provided also, however, that the Committee may, in its sole discretion, accelerate the time of exercise of any option; provided further, that if an Incentive Stock Option is granted to any employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Bancorp, such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted. The termination of the Plan shall not alter the maximum duration, the vesting provisions, or any other term or condition of any option granted prior to the termination of the Plan.

     (d) Exercise of Options; Payment. To the extent the right to purchase Shares has vested under a Participant's stock option agreement, options thereunder may be exercised from time to time by delivering to the Secretary of Bancorp an irrevocable written notice of exercise which shall identify the option agreement and specify the number of Shares as to which the agreement is being exercised, together with (i) payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to Bancorp, (ii) delivery of other shares of Common Stock owned by the optionee and having a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which the option shall be exercised, (iii) delivery of an election to Bancorp to withhold a sufficient number of Shares from the Shares otherwise due upon exercise of the option having an aggregate fair market value on the date of exercise equal to the exercise price, (iv) any combination of payment or delivery in accordance with (i) through (iii), or (v) any other consideration or method of payment for the issuance of Shares permitted under applicable law.

     In addition, full payment for the purchased Shares may be effected through a broker-dealer sale and remittance procedure pursuant to which the optionee (i) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of all or a sufficient portion of the purchased Shares to enable said brokerage firm to remit to Bancorp, out of the sale proceeds available on the settlement date for such sale, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable federal, state and local income and employment taxes required to be withheld by Bancorp by reason of such purchase, and (ii) shall provide a written directive to Bancorp to deliver (or to have its transfer agent deliver) the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction. Exercise of an option by the delivery of shares already owned or by the withholding of Shares from the Shares otherwise due upon exercise of the option shall be effected in such a manner so as not to result in the cancellation of outstanding shares of Common Stock and so as to result in a certificate being issued to the optionee for the net number of Shares being acquired by the exercise. An optionee's election to deliver shares owned by the optionee or to have Bancorp withhold Shares from the Shares otherwise due upon exercise of the option to satisfy the payment of the exercise price of the option shall be subject to approval by the Committee and must be made in accordance with rules and procedures established by the Committee, including the time within which such an election must be made.

     (e) Tax Withholding. Where Bancorp deems that it is appropriate to withhold taxes relating to the exercise of any option, the Committee may in its discretion require that such taxes be paid in a manner satisfactory to Bancorp. Bancorp may require the payment of such taxes before Shares of Bancorp's Common Stock deliverable pursuant to such exercise are transferred to the optionee. An Optionee may elect to pay such tax by having Bancorp withhold a sufficient number of Shares otherwise deliverable pursuant to the exercise of such Option or by delivering to Bancorp a sufficient number of shares of Common Stock owned by the optionee. The value of shares of Common Stock withheld or delivered shall be the fair market value of such shares, as determined by the Committee, on the date the exercise becomes taxable. All elections shall be affected in such a manner so as not to result in the cancellation of outstanding shares and are subject to the approval of the Committee and must be made in compliance with rules and procedures established by the Committee.

     (f) Termination of Employee or Officer Status. Upon the termination of an optionee's status as an employee or officer of Bancorp, his or her rights to exercise an option then held shall be only as follows:

          (i) Death or Disability. If an optionee's employment or status as an officer is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's death or disability, provided the actual date of exercise is in no event after the expiration of the term of the option. An optionee's "estate" shall mean the optionee's legal representative or any person who acquires the right to exercise an option by reason of the optionee's death.

          (ii) Cause. If an employee or officer is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Bancorp, or to have deliberately disregarded the rules of Bancorp which resulted in loss, damage or injury to Bancorp, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of Bancorp, induces any client or customer of Bancorp to break any contract with Bancorp or induces any principal for whom Bancorp acts as agent to terminate such agency relations, or engages in any conduct which constitutes unfair competition with Bancorp, or if an optionee is removed from any office of Bancorp by the Federal Deposit Insurance Corporation or any other bank regulatory agency, or if an optionee is removed from the Board of Directors pursuant to Section 302 or Section 304 of the California Corporations Code, neither the optionee nor the optionee's estate shall be entitled to exercise any option with respect to any Shares whatsoever after termination of employment or officer status, whether or not after termination of employment or officer status the optionee may receive payment from Bancorp for vacation pay, for services rendered prior to termination, for services for the day on which termination occurred, for salary in lieu of notice, or for other benefits. In making such determination, the Board of Directors shall act fairly and shall give the optionee an opportunity to appear and be heard at a hearing before the full Board of Directors and present evidence on the optionee's behalf. For the purpose of this paragraph, termination of employment or officer status shall be deemed to occur when Bancorp dispatches notice or advice to the optionee that the optionee's employment or status as an officer is terminated, and not at the time of optionee's receipt thereof.

          (iii) Other Reasons. If an optionee's employment or status as an officer is terminated for any reason other than those mentioned in subsections (i) and (ii) above, the optionee may, within three (3) months following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of termination of the optionee's employment or status as an officer, provided the date of exercise in no event occurs after the expiration of the term of the option.

          (iv) Transferability of Options. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee or, in case of the optionee's mental disability, the optionee's qualified representative.

          (v) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as an officer or director of Bancorp, nor limit in any way the right of Bancorp to terminate an optionee's employment or status as an officer at any time.

          (vi) Use of Proceeds from Exercise of Options. Proceeds from the sale of Shares pursuant to the exercise of options granted under the Plan shall constitute general funds of Bancorp.

          (vii) Rights as a Shareholder. The optionee shall have no rights as a shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Article 6 hereof.

          (viii) Directors' Options. Notwithstanding anything to the contrary in other provisions of the Plan, each director of Bancorp who is not a full-time salaried employee or full-time salaried officer of Bancorp shall be eligible to participate in the Plan in accordance with this subarticle. Options granted to such directors are subject to the following additional terms and conditions: (i) all grants to directors shall be Nonstatutory Stock Options; (ii) options granted to directors shall be exercisable immediately as to 20% of the Shares subject to the option and as to the remainder of the Shares in four additional installments of 20% of the Shares on each of the first four anniversary dates after the date of grant;
     (iii) options granted to directors under the Plan shall expire five (5) years from the date of grant; (iv) each member of the Board of Directors as of the effective date of the Plan shall be granted, as of such date, an option to purchase 4,500 shares at a price equal to 100% of the fair market value of the Shares at the time of grant, or such number or kind of shares of stock or other securities which shall be substituted for such number of Shares or to which such number of Shares shall be adjusted as provided in Article 6 of the Plan; (v) each person first becoming a member of the Board of Directors after the effective date of the Plan shall be granted, as of the date such person becomes a member of the Board of Directors, an option identical to the option described in subsection (iv) immediately above; and (vi) no director shall be entitled to receive more than one grant of options pursuant to this subarticle.

          (ix) Termination of Director Status. An option held by a non-employee director shall terminate in connection with the termination of the optionee's status as a director as follows: (i) if such optionee's status as a director is terminated as a result of death or disability or any reason other than cause as specified in subarticle (ii) immediately below, the option shall terminate in accordance with subarticles (f)(i) and (iii) above; (ii) such option shall terminate immediately (A) if the optionee is removed as a director of Bancorp pursuant to Section 302 or Section 304 of the California Corporations Code or by the Federal Deposit Insurance Corporation or any other bank regulatory agency, or (B) if such optionee's status as a director is terminated on account of any act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Bancorp, deliberate disregard of the rules of Bancorp resulting in loss, damage or injury to Bancorp, unauthorized disclosure of any of the secrets or confidential information of Bancorp, inducement of any client or customer of Bancorp to break any contract with Bancorp or of any principal for whom Bancorp acts as agent to terminate such agency relations, or engaging in any conduct which constitutes unfair competition with Bancorp.

6.   ADJUSTMENT OF AND CHANGES IN THE SHARES.

     (a) Changes in Capitalization. In the event the shares of Common Stock of Bancorp, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of Bancorp or of another corporation (whether by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, split-up, combination of shares, or otherwise), or if the number of shares of Common Stock of Bancorp shall be increased through the payment of a stock dividend, the Committee shall substitute for or add to each share of Common Stock of Bancorp theretofore appropriated or thereafter subject or which may become subject to an option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock of Bancorp shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. Adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that any optionee's proportionate interest in Bancorp by reason of his or her rights under unexercised portions of such options shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price to the unexercised portion of the option and with a corresponding adjustment in the option price per share.

     (b) Change of Control of Bancorp. In the event of (i) a sale, dissolution or liquidation of Bancorp, (ii) a merger or consolidation in which Bancorp is not the surviving or resulting corporation, or (iii) the acquisition by any company, person or group (whether by a single acquisition or a series of acquisitions) of twenty percent (20%) or more of the outstanding shares of Common Stock of Bancorp (or shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in subarticle (a) above)(a "Change of Control"), the Committee shall have the power to cause the termination of every option outstanding hereunder, except that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender an option or options to purchase its shares on its terms and conditions, both as to the number of shares and otherwise; provided, however, that in all events the optionee shall have the right, during a reasonable period of time as determined by the Committee and prior to such sale, dissolution, liquidation, merger or consolidation or Change of Control, to notification thereof and to exercise the optionee's option and purchase Shares subject thereto to the extent of any unexercised portion of the option, regardless of the vesting provisions of the option. This right of exercise shall be conditioned in each case upon, respectively, (i) the execution of a final plan of dissolution or liquidation, or (ii) the execution of a definitive agreement of merger or consolidation, or (iii) the filing of a notice of change of control of Bancorp involving a Change of Control as defined hereinabove, pursuant to the Change in Bank Control Act of 1978 (or any similar successor statute), and, if required by law in case (i) or (ii) above, the approval of such plan or agreement by the shareholders of Bancorp.

     (c) Tender Offer. In the event of an offer by any person or entity to all shareholders of Bancorp to purchase any or all shares of Common Stock of Bancorp (or shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in subarticle (a) above) any optionee under this Plan shall have the right upon the commencement of such offer to exercise the option and purchase shares subject thereto to the extent of any unexercised or unvested portion of such option.

     (d) No Fractional Shares. No right to purchase fractional shares shall result from any adjustment in options pursuant to this Article 6. In case of any such adjustment, the Shares subject to the option shall be rounded down to the nearest whole Share. Notice of any adjustment shall be given by Bancorp to each holder of an option which is so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

     (e) Other Events. Except as expressly provided in this Article 6, an optionee shall have no rights by reason of any of the following events: (i) the subdivision or consolidation of shares of stock of any class; (ii) the payment of any stock dividend; (iii) any other increase or decrease in the number of shares of stock of any class; (iv) any dissolution, liquidation, merger, consolidation, spin-off or acquisition of assets or stock of another corporation; (v) any issue by Bancorp of shares of stock of any class, or securities convertible into shares of any class. The grant of an option pursuant to the Plan shall not affect in any way the right or power of Bancorp to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

7.   LISTING OR QUALIFICATION OF SHARES.

     All options granted under the Plan are subject to the requirement that, if at any time the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of the Shares under the option, the option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained, free of any condition not acceptable to the Board of Directors or the Committee.

8.   AMENDMENT AND TERMINATION OF THE PLAN.

     (a) Authority of Board of Directors; Permits and Shareholder Approval. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the provisions of subarticle 5(k) of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act or rules promulgated under either of them. The Board of Directors shall, to the extent required, and in the manner required, by Rule 16b-3(b) of the Securities and Exchange Commission, as amended from time to time, or by any successor rule or other applicable law or regulation, obtain shareholder approval of any amendment to the Plan. The Board of Directors shall not, without the approval of the shareholders of Bancorp and the approval of the Superintendent, (i) increase the maximum number of shares for which options may be granted under the Plan; (ii) change the computation as to minimum option prices set forth in subarticle 5(b);
(iii) extend the period  during which  options may be granted or  exercised;  or
(iv) amend the requirements as to the class of employees, officers or directors eligible to receive options.

     (b) Effect of Amendment or Termination. Except as provided in Section 6, no termination or amendment of the Plan may, without the consent of any employee, officer or director to whom an option shall theretofore have been granted, adversely effect the rights of such optionee under such option. Unless the Plan shall have been terminated by action of the Board of Directors prior thereto, it shall terminate February 17, 2004.

9.   EFFECTIVENESS OF THE PLAN.

     The Plan shall become effective upon the last to occur of (i) approval of the Plan by the Board of Directors of the Bank, and (ii) receipt of an appropriate permit from the California Superintendent of Banks, and (iii) May 3, 1994. No option may be granted prior to the receipt of such permit or exercised in whole or part prior to the approval of the Plan by the shareholders of the Bank. If such shareholder approval is not obtained within 12 months before or after the date the Plan is adopted, the Plan shall be null and void.

10.  PRIVILEGES OF STOCK OWNERSHIP; SECURITIES LAW COMPLIANCE; NOTICE OF SALE.

     No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. No Shares shall be purchased upon the exercise of any option unless and until any applicable requirements of any regulatory agencies having jurisdiction and of any exchanges upon which the Common Stock of Bancorp may be listed shall have been fully complied with. Bancorp shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options. The optionee shall give Bancorp notice of any sale or other disposition of any such Shares not more than five (5) days after such sale or disposition.

11.  SEVERABILITY.

     If any provision of this Plan shall be determined to be invalid or prohibited by applicable law, it shall be construed, interpreted and limited to effectuate its purpose to the maximum extent legally permissible. If any such provision cannot be so construed and interpreted, such provision shall be ineffective to the extent of such invalidity or prohibition without invalidating the remainder of such provision or the remaining provisions of the Plan, and the Plan shall be construed to the maximum extent possible to carry out its terms without such invalid or unenforceable provision or portion thereof.